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                                                                    Exhibit 99-b

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      As required by 18 U.S.C. Section 1350, I, S. Carl Soderstrom, Jr., Senior Vice President and Chief Financial Officer of ArvinMeritor, Inc., hereby certify that:

      1. The Annual Report of ArvinMeritor, Inc. on Form 10-K for the Fiscal Year Ended September 29, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

      2. The information contained in that report fairly presents, in all material respects, the financial condition and results of operations of ArvinMeritor, Inc.







/s/ S. Carl Soderstrom, Jr.
---------------------------
S. Carl Soderstrom, Jr.

Date: December 17, 2002



This certification accompanies the Annual Report of ArvinMeritor, Inc. on Form 10-K for the Fiscal Year ended September 29, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by ArvinMeritor, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.